COMMONWEALTH
CASH RESERVE FUND



                    Message to our Shareholders


We are pleased to present the semi-annual report for the Commonwealth Cash Reserve Fund (the Fund) for the period ended September 30, 1999.

The New Era economy has produced another six-month period of strong U.S. economic expansion with no significant inflation pressures. Real Gross Domestic Product growth during this period averaged 3.5% continuing an impressive expansion period which commenced in 1991. While this growth has produced the lowest unemployment in 30 years at 4.2%, labor costs show no significant acceleration despite tight labor markets, a near record help-wanted index and the continued concern expressed by the Federal Reserve.
At the same time foreign economies continue to recover from the financial panic which occurred last year, which brought heavy losses to global equity markets including the U.S., but especially in Asia and Latin America. While the U. S. Stock Market is up very broadly in 1999 with double-digit increases, Asian and Latin American markets are experiencing increases of
20 to 50% (adjusted for currency exchange).   The strong U. S. and global
recovery has clearly been a focus of the Federal Reserve which increased the Federal Funds rate by .25% both on June 30 and August 24 to 5.25%. The Federal Reserve also continues to view the U.S. stock market gains, which have produced over $1 trillion of additional wealth since the start of the year as worrisome both in it's inflation context and the economic effect if a significant downturn in equity prices occurs.

Interest rates have moved broadly higher during the last six months with all sectors of the yield curve rising by .40% to .65%. During periods of sharply rising interest rates, many local government investors turned to the Fund to provide stable and increasing short-term returns and daily liquidity.
Because a money market mutual fund such as the Commonwealth Cash Reserve Fund can invest in only short-term investment securities with terms to maturity as long as thirteen months, the return will be relatively stable. Thus investors in the Fund enjoyed strong returns during the fiscal year.

To ensure that investor funds are properly safeguarded during these volatile times, we have continued to focus attention on maintaining a high level of credit quality. In particular, a prudent percentage of the portfolio has been invested in U.S. Government obligations and repurchase agreements backed by U.S. Government obligations. At the end of the quarter, fully 28% of the portfolio was invested in these securities ensuring both superior credit quality and a high degree of liquidity. The remainder of the portfolio is invested in other top rated short-term money market securities.

The Commonwealth Cash Reserve Fund will continue its tradition of care and prudence in the management of local government investments. We look forward to the continued opportunity to meet your investment needs.







                  Commonwealth Cash Reserve Fund, Inc.

                       Statement of Net Assets
                          September 30, 1999


                                					Face
                                					Amount			         Maturity		  Value
                                     (000)		   Rate		  Date		     	(000)


BANKER'S ACCEPTANCES (10.5%)

Bank of Boston			                    $2,000	   5.34%		 10/14/99		  $1,996
Bank of America			                    7,000	   5.30%		 10/15/99		   6,986
Bank of Boston			                     3,000	   5.34%		 10/15/99	  	 2,994
Bank of Boston			                     1,500	   5.41%		 11/23/99		   1,488
Mellon Bank				                       1,000	   5.88%		 3/3/2000		     976
Mellon Bank				                       1,000	   5.87%		 3/17/2000		    973

TOTAL BANKER'S ACCEPTANCES 								                                15,413


CERTIFICATES OF DEPOSIT (24.1%)

Banque National De Paris (SF)	        7,000	   5.35%		 10/4/99		    7,000
Barclays (NY)			                      7,500	   5,32%		 10/18/99		   7,500
Paribas (NY)			                       1,900	   5.25%		 10/19/99		   1,900
Societe Generale (NY)		               7,500	   5.25%		 10/28/99		   7,499
Toronto Dominion Bank (NY)	           6,500   	5.05%	 	2/14/2000		  6,497
Royal Bank of Canada (NY)	            1,000	   5.12%		 3/21/2000	 	   998
Rabobank (NY)			                      2,000	   5.67%		 6/30/2000		  1,999
Union Bank of Switzerland (NY)        2,000	   5.70%		 7/10/2000		  1,999

TOTAL CERTIFICATES OF DEPOSIT								                              35,392


COMMERCIAL PAPER (35.7%)

General Electric Capital Corp.        3,000	  5.31%		  10/4/99		    2,999
Centric Capital Corp.		               1,000	  5.37%		  10/5/99		      999
Prudential Funding Corp.	             7,500	  5.31%		  10/5/99		    7,496
Centric Capital Corp.		               3,000	  5.36%	  	10/6/99		    2,998
General Electric Capital Corp.        1,500	  5.34%		  10/6/99		    1,499
General Motors Acceptance Corp.       3,500	  5.33%		  10/6/99		    3,497
Merrill Lynch & Co., Inc.	            7,500	  5.31%		  10/6/99		    7,495
Ford Motor Credit Corp.		             7,500	  5.31%		  10/7/99		    7,493
Associates Corp. of NA		              7,500	  5.30%		  10/8/99		    7,492
Centric Capital Corp.		               3,500	  5.38%		  10/18/99		   3,491
General Motors Acceptance Corp.       4,000	  5.85%		  1/26/2000		  3,926
Credit Suisse First Boston	           3,000	  5.94%		  2/10/2000		  2,936

TOTAL COMMERCIAL PAPER 									                                   52,321


CORPORATE NOTE (2.0%)

General Electric Capital Corp.        3,000	  5.84%		  4/28/2000		  2,997

TOTAL CORPORATE NOTE 		 							                                     2,997


U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (27.3%)

Federal Home Loan Bank Notes
 (Callable)				                       4,000	  5.00%		  1/5/2000		   4,000
Federal Home Loan Bank Notes
 (Callable)				                       2,000	  5.05% 	  3/1/2000		   2,000
Federal National Mortgage
 Association Discount Notes	          1,665	  5.18%	  	10/1/99		    1,665
Federal Home Loan Mortgage
 Corporation Discount Notes	            207	  5.32%	  	10/8/99		      207
Federal Home Loan Mortgage
 Corporation Discount Notes	          1,500	  5.33%		  10/14/99		   1,497
Student Loan Marketing
 Association irrevocable
 Letter of Credit Guaranteeing
 Notes of USA Group Secondary
 Market Services, Inc.		             21,000	  5.51%		  10/14/99		  20,958
Federal National Mortgage
 Association Discount Note	           3,000	  5.21%		  12/1/99		    2,974
Federal National Mortgage
 Association Discount Note	           1,000	  5.53%		  6/1/2000		     965
Federal Home Loan Mortgage
 Corporation Discount Notes	          2,000	  5.41%		  6/2/2000		   1,930
Federal Home Loan Mortgage
 Corporation Discount Notes	          2,000  	5.47%	   6/2/2000		   1,929
Federal Home Loan Mortgage
 Corporation Discount Notes	          1,000	  5.50%		  7/11/2000		    959
U.S. Treasury Notes		                 1,000	  6.38%		  1/15/2000		  1,004

TOTAL U.S. GOVERNMENT AND
 AGENCY OBLIGATIONS									                                       40,088

TOTAL INVESTMENTS (99.7%) (Cost $145,861)					                   $146,211


OTHER ASSETS AND LIABILITIES (0.3%)

Interest Receivable and Other Assets						                           519
Distribution Fees Payable								                                     (2)
Audit Fees Payable									                                           (7)
Legal Fees Payable									                                           (7)
Custodian Fees Payable									                                       (4)
Other Accrued Expenses									                                      (24)

TOTAL OTHER ASSETS AND LIABILITIES 							                           475

NET ASSETS (100%)

Applicable to $146,686,224 outstanding shares of beneficial
interest(500,000,000 shares authorized - no par value)		        $146,686


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE		 								                                         $1.00

AT SEPTEMBER 30, 1999, NET ASSETS CONSISTED OF:


                                           									Amount		        Per
                                                    (000)			        Share

Paid in Capital							                             $146,686		       $1.00
Undistributed Net Investment Income					                  -	            -
Accumulated Net Realized Gain					                        -		           -
Unrealized Appreciation (Depreciation) of
 Investments							                                       -        	    -
NET ASSETS								                                 $146,686		       $1.00




The accompanying notes are an integral part of these financial statements.







                         Statement of Operations
                   Six Months Ended September 30, 1999

                                                                (000)
INVESTMENT INCOME
	Interest					                                           					$3,292

EXPENSES
	Management Fees									                                        110
	Custodian 										                                             12
	Distribution Fees									                                       15
	Legal											                                                 11
	Audit											                                                  6
	Directors Fees and Expenses							                                4
	Insurance, Registration Fees and Other					                       5
	Expenses waived by Investment Advisor and Distributor			        (67)

Total Expenses								                                            96

Net Investment Income							                                   3,196

Net Increase in Net Assets
 Resulting From Operations						                              $3,196




                   Statements of Changes in Net Assets

                                            Six Months Ended September 30,

                                                  1999		      		1998
                                                  (000)				     (000)

INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS
  Net Investment Income					                     $ 3,196	      $ 3,734

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income			                   		   (3,196)		   	 (3,734)

CAPITAL SHARE TRANSACTIONS
 (at $1.00 per share)
  Issued						                                  	173,387			    122,193
  Redeemed			                           			     (143,628)	    (122,941)
Distributions Reinvested			                     	  3,196			      3,734

Net (Decrease) Increase from Capital
 Share Transactions					                          32,955			      2,986

     Total (Decrease) Increase in Net Assets	     32,955			      2,986

NET ASSETS
  Beginning of Year					                         113,731		    	120,359
  End of Year					                              $146,686	     $123,345


The accompanying notes are an integral part of these financial statements.



                          Financial Highlights


                            Six Months
                              Ended            Year Ended March 31,

For a Share Outstanding
Throughout Each Period	       9/30/99	    1999	    1998	    1997		   1996

NET ASSET VALUE,
BEGINNING OF YEAR		            $1.00		    $1.00	   $1.00		  $1.00	  	$1.00

INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income	        0.025	     0.053	   0.055	   0.053	   0.058

TOTAL FROM INVESTMENT
 OPERATIONS			                 0.025	     0.053	   0.055	   0.053	   0.058

LESS: DISTRIBUTIONS
 Net Investment Income	       (0.025)	   (0.053)	 (0.055)	 (0.053) 	(0.058)

TOTAL DISTRIBUTIONS	          (0.025)	   (0.053)	 (0.055)	 (0.053) 	(0.058)

NET ASSET VALUE,
 END OF YEAR		                $1.000	    $1.000	  $1.000	  $1.000  	$1.000

Total Return		                 5.05%	     5.68%	   5.43%	   5.90%	   5.01%

Ratios/Supplemental Data
Net Assets,
End of Period (000)	        $146,686	  $113,731 $120,359	$116,183 $102,614

Ratio of Expenses to
 Average Net Assets* 	         0.15%	     0.15%	   0.15%	   0.15%	   0.15%
Ratio of Net Investment
 Income to Average Net
 Assets*			                    4.96%	     5.28%	   5.54%	   5.31%	   5.78%



*Certain fees were voluntarily waived for the six months ended September 30, 1999, and in the fiscal years ended March 31, 1999, 1998, 1997, and 1996. If these fees had not been waived, the ratio of expenses to average net assets would have been .25% for the six months ended September 30, 1999, and .25%, 25%, .28%, and .29% respectively for the fiscal years ended
 March 31, 1999, 1998, 1997, and 1996. The ratio of net investment income to average net assets would have been 4.85% for the six months ended September 30 1999, and 5.18%, 5.44%, 5.18%, and 5.64% for the fiscal years ended March 31, 1999, 1998, 1997, and 1996, respectively.



The accompanying notes are an integral part of these financial statements.


                        Notes to Financial Statements


ORGANIZATION

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.	The Commonwealth Cash Reserve Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end investment company and was organized as a Virginia corporation on December 8, 1986.
   The Fund provides comprehensive investment management to counties, cities, towns, political subdivisions and public bodies. The Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities and by companies primarily operating in the banking industry; the issuers' abilities to meet their obligations may be affected by economic developments in such industry.

B.	The following significant accounting policies of the Fund are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The significant accounting policies are as follows:

1. Securities held are stated at amortized cost, which approximates fair value at September 30, 1999. It is the Fund's policy to compare amortized cost and fair value of securities weekly and as of the last business day of each month.

2. Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Interest income is recorded using the accrual method. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities.

3. Dividends from net investment income are declared daily and reinvested in each participant's account by the purchase of additional shares of the Fund on the last business day of each month.

4. The Fund invests cash in repurchase agreements secured by U.S.
   Government and Agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of each agreement require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of of the collateral may be subject to legal proceedings. As of September 30, 1999, there were no repurchase agreements held by the Fund.

5. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. At September 30, 1999, the cost of securities for federal income tax purposes is the same as the amounts reported for financial reporting purposes.




Fees and Charges

C.	Public Financial Management, Inc. ("PFM"), an investment advisory firm, provides investment advisory, administration, and transfer agent services to the Fund, pursuant to separate agreements with the Fund expiring
   November 21, 1999.   Fees for investment advisory services are calculated
   at an annual rate of .12% of the average daily net assets of the Fund up to $200 million, .10% on the next $200 million, .09% on the next $200 million and .08% on such assets in excess of $600 million. Fees for the administration services are calculated at an annual rate of .05% of average daily net assets. Fees for transfer services are limited to out-of-pocket expenses attributable to the performance of duties under the transfer agency agreement. There have been no transfer agent fees charged for the six months ended September 30, 1999. PFM waived $63,900 of its fees under the advisory, administration, and transfer agency agreements so that the aggregate operating expensesof the Fund for the Fund's six months ended September 30, 1999 would not exceed .15% of the Fund's average net assets. Fees paid to PFM, after such waiver for the year represented .07% of average net assets.

  	The Fund has adopted an Amended and Restated Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company
   Act of 1940, which permits the Fund to bear certain expenses in connection with the distribution of its shares, provided the requirements of the Rule are met. Commonwealth Financial Group, Inc. (the "Distributor") serves as the Fund's Distributor pursuant to a distribution agreement with the Fund. The President and a director of the Fund is the President and sole shareholder of the Distributor. The Distribution Plan authorizes the Fund to reimburse the Distributor for expenses incurred by the Distributor in connection with the sale, promotion and distribution of Fund shares, in an amount not to exceed .25% of the Fund's average daily net asset value in any year. Any payments made under the Plan shall be made only as determined from time to time by the Board of Directors. For the six months ended September 30, 1999, total payments made to the Distributor under the Plan were $11,900 after waiving fees of $3,000.

   During the six months ended September 30, 1999, the Fund paid approximately $6,300 for legal services of a law firm of which the Secretary of the Fund is a Partner.

D.	Under Governmental Accounting Standards ("GAS"), state and local governments, including school districts and other municipal entities, are required to classify their investments, excluding pools managed by governments or investment funds similar to the Fund in prescribed categories of credit risk. Although the Fund is not subject to GAS, its September 30, 1999 investments have been classified for the information of the participants as Category 1 investments. Category
   1 includes investments that are insured or registered or are held by the Fund or its agent in the Fund's name. Category 2 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent in the Fund's name. Category 3 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent, but not in the Fund's name.






                                                									Commonwealth
                                              									Cash Reserve Fund

Investment Adviser

Public Financial Management, Inc.
Governor's Plaza North
2101 North Front Street
Building 3, Suite 200
Harrisburg, Pennsylvania 17110


Custodian

Wachovia Bank, N.A.
1021 East Cary Street
P.O. Box 27602
Richmond, Virginia 23261


Administrator and Transfer Agent

Public Financial Management, Inc.
Governor's Plaza North
2101 North Front Street
Building 3, Suite 200
Harrisburg, Pennsylvania 17110				                   SEMI-ANNUAL REPORT
                                                     September 30, 1999

Distributor

Commonwealth Financial Group, Inc.
38 Cohasset Lane
Cherry Hill, New Jersey 08003


Independent Auditors

Ernst & Young LLP
Two Commerce Square, Suite 4000
2001 Market Street
Philadelphia, Pennsylvania 19103


Co-Counsel

McGuire Woods Battle & Boothe LLP
One James Center
901 E. Cary Street
Richmond, Virginia 23219

Laura Anne Corsell, Esq.			             Commonwealth Cash Reserve Fund, Inc.
7307 Elbow Lane					                    P.O. Box 1192
Philadelphia, Pennsylvania 19119		      Richmond, Virginia 23209-1192
                                 							(800) 338-3383


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus can be obtained from the Fund's Distributor. The prospectus provides more complete information including charges and expenses. Please read it carefully before investing.